Exhibit 1.1

2 ABB LTD, ZURICH
—
MARCH 24, 2022
Articles of Incorporation
of ABB Ltd, Zurich
This is a translation of the

original German version.

In case of any discrepancy,

the German version shall prevail.

ARTICLES OF INCORPORATION 3
—
SECTION 1:
Name, Place of Incorporation,
Purpose and Duration
Name, Place of
Incorporation
ARTICLE 1
Under the name

ABB Ltd

ABB AG

ABB SA

there exists a corporation with

its place of incorporation in Zurich.
Purpose ARTICLE 2
1.
The purpose of the Company

is to hold interests in

business enterprises,
particularly in enterprises active

in the areas of industry, trade and

services.
2.
The Company may acquire,

encumber, exploit

or sell real estate and intellectual
property rights in Switzerland

and abroad and may also finance other
companies.
3.
The Company may engage in

all types of transactions and may take

all
measures that appear appropriate

to promote, or that are

related to, the
purpose of the Company.
4.
In pursuing its purpose, the Company

shall strive for long-term sustainable
value creation.
Duration ARTICLE 3
The duration of the Company

shall be unlimited.

—
SECTION 2:
Share Capital
Share Capital ARTICLE 4
1
The share capital of the

Company is CHF 235 769 409.00

and is divided into
1 964 745 075 fully paid

registered shares. Each share

has a par value of
CHF 0.12.
2
Upon resolution of the

General Meeting of Shareholders,

registered shares may
be converted into bearer shares

and bearer shares may

be converted into
registered shares.
Contingent
Share Capital
ARTICLE 4
BIS
1
The share capital may be increased in

an amount not to exceed CHF 25 200

000
through the issuance of

up to 210 000 000 fully paid

registered shares with a
par value of CHF 0.12

per share,

a)
up to the amount of

CHF 24 000 000 through the exercise of

conversion
rights and/or warrants granted in

connection with the issuance on national
or international capital markets

of newly or already issued bonds or

other
financial market instruments

by the Company or one of

its group
companies, and

b)
up to the amount of

CHF 1 200 000 through the exercise of

warrant rights
granted to the shareholders

by the Company or one of

its group
companies. The Board of

Directors may grant warrant

rights not taken up
by shareholders for other purposes

in the interest of the Company.
The pre-emptive rights

of the shareholders shall be excluded in

connection with
the issuance of convertible or

warrant-bearing bonds or other

financial market
instruments or the grant of

warrant rights. The then current owners of
conversion rights and/or warrants

shall be entitled to subscribe for the new
shares. The conditions of the

conversion rights and/or warrants shall be
determined by the Board

of Directors.
2
The acquisition of shares

through the exercise of conversion

rights and/ or
warrants and each subsequent transfer

of the shares shall be subject to the
restrictions of Art. 5 of these

Articles of Incorporation.
3
In connection with the issuance

by the Company or one of its

group companies
of convertible or warrant-bearing

bonds or other financial market

instruments,
the Board of Directors

shall be authorized to restrict

or deny the advance
subscription rights of shareholders

if such issuances are for the purpose of
financing or refinancing the acquisition

of an enterprise, parts of

an enterprise,
participations or new investments

or the issuance on national or international
capital markets.

ARTICLES OF INCORPORATION 5
If advance subscription rights

are denied by the Board of

Directors, the
following shall apply: the

convertible or warrant-bearing bonds or

other
financial market instruments

shall be issued at the relevant

market conditions
and the new shares shall be issued

pursuant to the relevant market

conditions
taking into account the share

price and/or other comparable

instruments
having a market price.

Conversion rights may be exercised during a

maximum
10-year period, and warrants

may be exercised during a maximum 7-year
period, in each case from the

date of the respective issuance.

The advance
subscription rights of the shareholders

may be granted indirectly.
4
The share capital may be increased in

an amount not to exceed CHF 11 284

656
through the issuance of

up to 94 038 800 fully paid

registered shares with a par
value of CHF 0.12

per share by the issuance of new shares

to employees of the
Company and group companies.

The pre-emptive and advance

subscription
rights of the shareholders of

the Company shall thereby be excluded.

The
shares or rights to subscribe

for shares shall be issued to employees

pursuant to
one or more regulations

to be issued by the Board of

Directors, taking into
account performance, functions, levels

of responsibility and profitability

criteria.
Shares or subscription rights

may be issued to employees at

a price lower than
that quoted on the stock exchange.
5
The acquisition of shares

within the context of employee share

ownership and
each subsequent transfer of

the shares shall be subject to the

restrictions of Art.
5 of these Articles of Incorporation.
Authorized
Share Capital
ARTICLE 4
TER
1
The Board of Directors

shall be authorized to increase the

share capital in an
amount not to exceed CHF 24

000 000 through the issuance of

up to
200 000 000 fully paid registered

shares with a par value

of CHF 0.12 per share
by not later than March

25, 2023. Increases in partial amounts

shall be
permitted.
2
The subscription and acquisition

of the new shares, as well as

each subsequent
transfer of the shares, shall

be subject to the restrictions of

Art. 5 of these
Articles of Incorporation.
3
The Board of Directors

shall determine the date of

issue of new shares, the issue
price, the type of payment,

the conditions for the exercise of pre-emptive

rights,
and the beginning date for dividend

entitlement. In this regard,

the Board of
Directors may issue new shares

by means of a firm underwriting through

a
banking institution, a

syndicate or another third party with a

subsequent offer
of these shares to the

shareholders. The Board of

Directors may permit pre-
emptive rights that have not been

exercised to expire or it

may place these
rights and/or shares as to

which pre-emptive rights have been granted

but not
exercised, at

market conditions or use them

for other purposes in the interest

of the
Company.
4
The Board of Directors

is further authorized to restrict or deny the

pre-emptive
rights of shareholders and

allocate such rights to third parties if

the shares are
to be used:
a)
for the acquisition of an

enterprise, parts of an enterprise, or

participations,
or for new investments, or,

in case of a share placement,

for the financing
or refinancing of such transactions;

or
b)
for the purpose of broadening

the shareholder constituency in connection
with a listing of shares

on domestic or foreign stock exchanges.
Share Register
and Restrictions
on Registration,
Nominees
ARTICLE 5
1
The Company shall maintain

a share register listing the surname

and first name
(in the case of legal entities,

the company name) and address of

the holders and
usufructuaries of the registered

shares.

2
Acquirers of registered shares

shall be registered upon

request in the share
register as shareholders with

the right to vote, provided that

they expressly
declare that they acquired

the registered shares in their

own name and for their
own account.
3
If persons fail to expressly declare in

their registration applications that they
hold the shares for their

own account (the “Nominees”), the Board

of Directors
shall enter such persons in the

share register with the right to

vote, provided
that the Nominee has entered

into an agreement with the Board

of Directors
concerning his status and is

subject to a recognized bank or financial

market
supervision.
4
After hearing the registered shareholder

or Nominee, the Board of

Directors
may cancel registrations in

the share register,

retroactive to the date

of
registration, if such registrations

were made based on incorrect information.

The
relevant shareholder or

Nominee shall be informed immediately

as to the
cancellation.
5
The Board of Directors

shall regulate the details and issue

the instructions
necessary for compliance with the preceding provisions.

In special cases, it may
grant exemptions from the

rule concerning Nominees. The Board

of Directors
may delegate its duties.
6
Notwithstanding paras. 2–4

of this article, acquirers of registered

shares may be
registered in the share

register with Euroclear Sweden

AB (“Euroclear”) in
accordance with Swedish

law.

ARTICLES OF INCORPORATION 7
Share Certificates
and
Intermediated
Securities
ARTICLE 6
1
The Company may issue its registered

shares in the form of

single certificates,
global certificates and uncertificated securities.

Under the conditions set forth
by statutory law, the Company

may convert its registered shares from

one form
into another form at any time

and without the approval of

the shareholders. The
Company shall bear the cost

of any such conversion.
2
If registered shares are

issued in the form of single certificates

or global
certificates, they shall bear the signatures

of two members of the Board

of
Directors. These signatures

may be facsimile signatures.

3
The shareholder has no

right to demand a conversion of the

form of the
registered shares. Each

shareholder may, however,

at any time request a written
confirmation from the

Company of the registered

shares held by such
shareholder,

as reflected in the share

register.
4
Intermediated securities based

on registered shares of

the Company cannot be
transferred by way of assignment.

A security interest in any such intermediated
securities also cannot be granted

by way of assignment.
5
Uncertificated registered shares

registered with Euroclear

may be pledged in
accordance

with Swedish law.
Exercise of Rights ARTICLE 7
1
The Company shall only accept

one representative per share.
2
The right to vote and rights

relating thereto under a registered

share may be
exercised vis-à-vis the Company

only by a shareholder,

usufructuary or
Nominee registered in the

share register with the right to vote.
Dividend
Access Facility
ARTICLE 8
1
The Company has established

a dividend access facility under which
shareholders who are resident

in Sweden have the option to

be registered with
Euroclear as holders of

a total of up to 600 004 716 registered

shares of the
Company, with

suspended dividend entitlement. The

claim to dividends against
the Company on such registered

shares shall be suspended as long as

such
registered shares are registered

with Euroclear.

In lieu thereof, on

each such
registered share, an

amount equivalent to the dividend resolved

on a registered
share of the Company

shall be paid in Swedish

krona by ABB Norden Holding
AB based on the dividend

entitlement on a preference

share.
2
In deciding on the appropriation

of dividends, the General Meeting

of
Shareholders shall take into

account that the Company will

pay dividends only
on shares that do not participate

in the dividend access facility.

—
SECTION 3:
Corporate Bodies
A. General Meeting of
Shareholders
Competence ARTICLE 9
The General Meeting of Shareholders

is the supreme body of the

Company.
Ordinary
General
Meetings
ARTICLE 10
The Ordinary General Meeting of Shareholders

shall be held each year within six
months after the close of the fiscal

year of the Company; the business

report, the
compensation report and the Auditors’

reports shall be made available for
inspection by the shareholders

at the place of incorporation

of the Company by no
later than twenty days prior to the

meeting. Each shareholder is entitled to

request
immediate delivery of a copy of

these documents. Shareholders will

be notified of
this in writing.
Extraordinary
General Meetings
ARTICLE 11
1
Extraordinary General Meetings of Shareholders

shall be held when deemed
necessary by the Board of Directors

or the Auditors.
2
Furthermore, Extraordinary General Meetings

of Shareholders shall be convened
upon resolution of a General

Meeting of Shareholders or if this is

requested by
one or more shareholders who

represent an aggregate of

at least one-tenth of
the share capital and who submit

a petition signed by such shareholder(s),
specifying the items for the agenda

and the proposals.
Notice of
General
Meetings
ARTICLE 12
1
Notice of General Meetings

of Shareholders shall be given

by the Board of
Directors or,

if necessary, by the Auditors, by no later

than twenty days prior to
the meeting date. Notice of

the meeting shall be given by way of

an
announcement appearing once

in the official publication organ

of the
Company. Shareholders

may also be informed by ordinary mail. Liquidators

and
representatives of bondholders

shall also be entitled to

call a General Meeting
of Shareholders.
2
The notice of a meeting

shall state the items on the agenda

and the proposals
of the Board of

Directors and of the shareholders

who demanded that a General
Meeting of Shareholders be held

or that an item be included on the

agenda
and,

in case of elections, the names of

the nominated candidates.

ARTICLES OF INCORPORATION 9
Agenda ARTICLE 13
1
One or more shareholders whose combined

shareholdings represent

an
aggregate par value

of at least CHF 48 000 may demand

that an item be
included on the agenda of

a General Meeting of Shareholders.

Such inclusion
must be requested in

writing at least forty days prior to the meeting

and shall
specify the agenda items and

proposals of such shareholder(s).
2
No resolutions may be passed at

a General Meeting of Shareholders concerning
agenda items for which proper notice

was not given. This provision shall

not
apply, however,

to proposals made during a

General Meeting of Shareholders
to convene an Extraordinary General

Meeting of Shareholders or to

initiate a
special audit.
3
No previous notification

shall be required for proposals concerning

items
included on the agenda and for

debates as to which no vote is taken.
Presiding
Officer, Minutes,
Vote Counters
ARTICLE 14
1
The General Meeting of Shareholders

shall be held at the place of incorporation
of the Company,

unless the Board of

Directors decides otherwise. The Chairman
of the Board or,

in his absence, a Vice-Chairman

or any other Member
appointed by the Board,

shall take the chair.

2
The presiding officer shall

appoint the secretary and the vote counters.

The
minutes shall be signed by the

presiding officer and the secretary.

3
The presiding officer shall

have all powers and authority necessary to ensure

the
orderly and undisturbed conduct of

the General Meeting of Shareholders.
Proxies ARTICLE 15
1
The Board of Directors

shall issue procedural rules regarding

participation in
and representation at the

General Meeting of Shareholders.

2
A shareholder may be represented

only by the independent proxy
("Unabhängiger Stimmrechtsvertreter"),

his legal representative or,

by means of
a written proxy,

another shareholder with the right

to vote. All shares held by
one shareholder may be represented

by only one representative.

3
The General Meeting of Shareholders

shall elect the independent proxy for

a
term of office extending

until completion of the next Ordinary

General Meeting
of Shareholders. Re-election

is possible.

4
If the Company does not have

an independent proxy,

the Board of Directors
shall appoint the independent proxy

for the next General Meeting

of
Shareholders.

Voting Rights ARTICLE 16
Subject to Art. 5 para. 2 of these

Articles of Incorporation, each share shall grant

the
right to one vote.
Resolutions,
Elections
ARTICLE 17
1
Unless otherwise required by law,

the General Meeting of Shareholders

shall
pass resolutions and

decide elections upon an absolute majority

of the votes
represented.
2
Resolutions and elections

shall be decided by a show of hands,

unless a secret
ballot is resolved by the

General Meeting of Shareholders

or is ordered by the
presiding officer.

The presiding officer may also

arrange for resolutions and
elections to be carried out by electronic

means. Resolutions and elections
carried out by electronic

means are deemed to have the same

effect as secret
ballots.
3
The presiding officer may

at any time order that an election

or resolution be
repeated if,

in his view, the results

of the vote are in doubt.

In this case, the
preceding election or resolution

shall be deemed to have not occurred.
4
If the first ballot fails to result

in an election and more than one candidate

is
standing for election, the presiding

officer shall order a second ballot

in which a
relative majority shall

be decisive.
Specific Powers
of the General
Meeting
ARTICLE 18
The following powers shall be vested

exclusively in the General Meeting

of
Shareholders:
a)
adoption and amendment

of the Articles of Incorporation;
b)
election of the members of

the Board of Directors, the

Chairman of the Board of
Directors, the members of the

Compensation Committee, the Auditors

and the
independent proxy;
c)
approval of the

annual management report and consolidated financial
statements;
d)
approval of the

annual financial statements and decision

on the allocation of
profits shown on the

balance sheet, in particular with regard

to dividends;
e)
approval of the

compensation of the Board of

Directors and of the Executive
Committee pursuant to Article 34

of these Articles of Incorporation;
f)
granting discharge to the

members of the Board of

Directors and the persons
entrusted with management;
g)
passing resolutions as to

all matters reserved to the authority of the

General
Meeting by law or under these

Articles of Incorporation or that are

submitted to
the General Meeting by the

Board of Directors, subject to

Art. 716a Swiss Code
of Obligations.

ARTICLES OF INCORPORATION 11
Special
Quorum
ARTICLE 19
The approval of at least

two-thirds of the votes

represented shall be required

for
resolutions of the General

Meeting of Shareholders with

respect to:
a)
a modification of the purpose

of the Company;
b)
the creation of shares

with increased voting powers;
c)
restrictions on the transfer of

registered shares and

the removal of such
restrictions;
d)
restrictions on the exercise

of the right to vote and the

removal of such
restrictions;
e)
an authorized or conditional increase

in share capital;
f)
an increase in share capital

through the conversion of

capital surplus, through
an in-kind contribution or in exchange for

an acquisition of property,

and a
grant of special benefits;
g)
the restriction or denial

of pre-emptive rights;
h)
a transfer of the place of incorporation

of the Company;
i)
the dissolution of the

Company.
B. Board of Directors
Number
of Directors
ARTICLE 20
The Board of Directors

shall consist of no fewer than 7

and no more than 13
members.
Election, Term
of Office
ARTICLE 21
1
The members of the Board

of Directors and the Chairman

of the Board of
Directors shall be individually

elected by the General Meeting of Shareholders
for a term of office extending

until completion of the next Ordinary

General
Meeting of Shareholders.
2
Members whose terms of office

have expired shall be immediately

eligible for
re-election.
3
If the office of the Chairman

of the Board of Directors is

vacant, the Board of
Directors shall appoint a new

Chairman from among its members for

a term of
office extending until completion

of the next Ordinary General Meeting of
Shareholders.
Organization
of the Board,
Reimbursement
of Expenses
ARTICLE 22
1
Except for the election of

the Chairman of the Board of

Directors and the
members of the Compensation

Committee by the General Meeting

of
Shareholders, the Board

of Directors shall constitute itself.

It may elect from
among its members one or several

Vice-Chairmen. It shall appoint a secretary
who need not be a member of

the Board.
2
The members of the Board

of Directors shall be entitled

to the reimbursement
of all expenses incurred in

the interests of the Company.

Convening of
Meetings
ARTICLE 23
The Chairman shall convene meetings

of the Board of Directors if

and when the
need arises or whenever a member or

the chief executive officer

so requests in
writing.
Resolutions ARTICLE 24
1
In order to pass resolutions,

at least a majority of the members of

the Board of
Directors must be present.

No attendance quorum shall be required

for
resolutions of the Board

of Directors providing for the confirmation

of capital
increases or for the amendment

of the Articles of Incorporation in connection
therewith.
2
Resolutions of the

Board of Directors shall be adopted upon

a majority of the
votes cast. In the event

of a tie, the

Chairman shall have the casting vote.
3
Resolutions may be passed by way

of circulation

(in writing), provided that no
member requests oral deliberation.
Specific Powers
of the Board
ARTICLE 25
1
The Board of Directors

has, in particular, the following

nondelegable and
inalienable duties:
a)
the ultimate direction of the

business of the Company and the issuance

of
the necessary instructions;
b)
the determination of the

organization of the Company;
c)
the administration of accounting,

financial control and financial planning;
d)
the appointment and removal

of the persons entrusted with management
and representation of

the Company;
e)
the ultimate supervision of the persons entrusted

with management of the
Company, specifically

in view of their compliance with law,

these Articles of
Incorporation, the regulations

and directives;
f)
the preparation of

the business report, the compensation report

and the
General Meetings of Shareholders

as well as the implementation

of the
resolutions adopted by the

General Meetings of Shareholders;
g)
the adoption of resolutions

concerning an increase in share

capital to the
extent that such power is vested in

the Board of Directors (Art. 651

para. 4
Swiss Code of Obligations) and

of resolutions concerning

the confirmation
of capital increases and

corresponding amendments to the

Articles of
Incorporation, as well as making

the required report on the capital increase;

h)
the notification of the

court if liabilities exceed assets.
2
In addition, the Board of

Directors may pass resolutions

with respect to all
matters that are not reserved to the

authority of the General Meeting

of
Shareholders by law or under

these Articles of Incorporation.

ARTICLES OF INCORPORATION 13
Delegation
of Powers
ARTICLE 26
Subject to Art. 25 of these Articles of

Incorporation, the Board of Directors

may
delegate management of

the Company in whole or in part to individual

directors or
to third persons pursuant to

regulations governing the internal

organization.
Signature
Power
ARTICLE 27
The due and valid representation

of the Company by members of the

Board of
Directors or other persons shall

be set forth in regulations governing the internal
organization.
C. Compensation Committee
Number
of Members
ARTICLE 28
The Compensation Committee

shall consist of no fewer than three

members of the
Board of Directors.
Election, Term
of Office
ARTICLE 29
1
The members of the Compensation

Committee shall be individually elected

by
the General Meeting of Shareholders

for a term of office extending

until
completion of the next

Ordinary General Meeting of Shareholders.
2
Members whose terms of office

have expired shall be immediately

eligible for
re-election.
3
If there are vacancies

on the Compensation Committee, the

Board of Directors
may appoint substitute members from

among its members for a term of office
extending until completion of

the next Ordinary General Meeting of
Shareholders.
Organization
of the
Compensation
Committee
ARTICLE 30
1
The Compensation Committee

shall constitute itself.

The Board of Directors
shall elect the chairman of the

Compensation Committee.
2
The Board of Directors

shall issue regulations establishing the

organization and
decision-making process of the

Compensation Committee.
Powers
ARTICLE 31
1
The Compensation Committee

shall support the Board of Directors

in
establishing and reviewing

the compensation strategy and guidelines

as well as
in preparing the proposals

to the General Meeting of

Shareholders regarding
the compensation of the

Board of Directors and

of the Executive Committee,
and may submit proposals to

the Board of Directors in

other compensation-
related issues.

2
The Board of Directors

shall determine in regulations

for which positions of the
Board of Directors

and of the Executive Committee

the Compensation
Committee shall submit proposals

for the performance metrics, target

values
and the compensation to the

Board of Directors, and

for which positions it shall
itself determine, in accordance with

the Articles of Incorporation and the
compensation guidelines established

by the Board of Directors,

the
performance metrics, target values

and the compensation.
3
The Board of Directors

may delegate further tasks to the Compensation
Committee that shall be determined

in regulations.
D.

Auditors
Term, Powers
and Duties
ARTICLE 32
The Auditors, which shall be elected

by the General Meeting of

Shareholders each
year, shall

have the powers and duties vested in

them by law.

ARTICLES OF INCORPORATION 15
—
SECTION 4:

Compensation of the Members
of the Board of Directors

and of
the Executive Committee
General
Compensation
Principles
ARTICLE 33
1
Compensation of the

members of the Board of Directors

consists of fixed
compensation. Total

compensation shall take into account

position and level of
responsibility of the

recipient.
2
Compensation of the

members of the Executive Committee

consists of fixed
and variable compensation elements.

Fixed compensation comprises the base
salary and other compensation elements. Variable

compensation may comprise
short-term and long-term variable

compensation elements. Total

compensation
shall take into account

position and level of responsibility

of the recipient.
3
Short-term variable

compensation elements shall be governed by performance
metrics that take into account

the performance of the Company,

the group or
parts thereof,

targets in relation to the

market, other companies or

comparable
benchmarks and/or individual targets,

and achievement of which is

generally
measured during a one-year

period. Depending on achieved performance,

the
compensation may amount to a

multiplier of target level.
4
Long-term variable

compensation elements shall be governed by performance
metrics that take into account

strategic and/or financial objectives,

achievement
of which is generally measured

during a perennial period, as well

as retention
elements. Depending on achieved

performance, the compensation may amount
to a multiplier of target

level.
5
The Board of Directors

or, to the extent

delegated to it, the Compensation
Committee shall determine the

performance metrics and target levels of

the
short-

and long-term variable

compensation elements, as well

as their
achievement.
6
Compensation may be paid in

the form of cash, shares,

or in the form of other
types of benefits; for the

Executive Committee, compensation

may in addition
be paid in the form of

share-based instruments or units.

The Board of Directors
or, to

the extent delegated to it, the

Compensation Committee shall determine
grant, vesting, exercise and

forfeiture

conditions. In particular,

they may provide for continuation,

acceleration or
removal of vesting

and exercise conditions, for

payment or grant of
compensation based upon assumed target

achievement, or for forfeiture, in
each case in the event of pre-determined

events such as a change-of-control

or
termination of an employment

or mandate agreement. The Company

may
procure the required

shares through purchases in

the market or by using
contingent share capital.
7
Compensation may be paid by

the Company or companies controlled

by it.
Approval of
Compensation by
the General
Meeting of
Shareholders
ARTICLE 34
1
The General Meeting of Shareholders

shall approve the proposals of

the Board
of Directors in relation

to the maximum aggregate amounts

of

a)
compensation of the Board

of Directors for the next term of

office;
b)
compensation of the Executive

Committee for the following financial

year.
2
The Board of Directors

may submit for approval by

the General Meeting of
Shareholders deviating or additional

proposals relating to the same

or different
periods.
3
In the event the General Meeting

of Shareholders does not approve a proposal
of the Board of

Directors, the Board of

Directors shall determine, taking into
account all relevant factors,

the respective (maximum) aggregate amount

or
(maximum) partial amounts, and submit

the amount(s) so determined for
approval by a General

Meeting of Shareholders.
4
Compensation may be paid out

prior to approval by the General

Meeting of
Shareholders subject to

subsequent approval.
Supplementary
Amount for
Changes to the
Executive
Committee
ARTICLE 35
If the maximum aggregate

amount of compensation already

approved by the
General Meeting of Shareholders

is not sufficient to also cover the

compensation of
one or more persons who become members

of the Executive

Committee or are
being promoted within the

Executive Committee after the General

Meeting of
Shareholders has approved the

compensation of the Executive Committee

for the
relevant period, then the

Company or companies controlled

by it shall be
authorized to pay such members

a supplementary amount during the
compensation period(s) already approved.

The supplementary amount per
compensation period shall not

exceed 30% of the maximum aggregate

amount of
compensation of the

Executive Committee last approved.

ARTICLES OF INCORPORATION 17
—
SECTION 5:
Agreements with Members of
the Board of Directors and the
Executive Committee, Credits
Agreements with
Members of the
Board of
Directors and the
Executive
Committee
ARTICLE 36
1
The Company or companies controlled

by it may enter into agreements

for a
fixed term or for an indefinite

term with members of the Board

of Directors
relating to their compensation.

Duration and termination shall comply

with the
term of office and

the law.
2
The Company or companies controlled

by it may enter into employment
agreements for a fixed term

or for an indefinite term with members

of the
Executive Committee.

Employment agreements for a fixed

term may have a
maximum duration of one

year. Renewal

is possible. Employment agreements
for an indefinite term may have

a termination notice period of maximum

twelve
months.
3
The Company or companies controlled

by it may enter into non-compete
agreements with members of

the Executive Committee for the

time after
termination of employment.

Their duration shall not exceed one year,

and
consideration paid for such non-compete

undertaking shall not exceed the last
total annual compensation of

such member of the Executive Committee.
Credits ARTICLE 37
Credits may not be granted to

a member of the Board of

Directors or of the
Executive Committee.

—
SECTION 6:
Mandates Outside the Group
Mandates
Outside the
Group
ARTICLE 38
1
No member of the Board

of Directors may hold more than

ten additional
mandates, of which no

more than four may be in listed companies.
2
No member of the Executive

Committee may hold more than

five mandates, of
which no more than one may

be in a listed company.
3
The following mandates shall not

be subject to the limitations set

forth in paras.
1 and 2 of this Article:
a)
mandates in companies which

are controlled by the Company

or which
control the Company;
b)
mandates held at the request

of the Company or companies

controlled by
it. No member of the Board

of Directors or of the Executive

Committee shall
hold more than ten such

mandates; and
c)
mandates in associations,

charitable organizations, foundations, trusts,
employee welfare foundations,

educational institutions, nonprofit
institutions and other similar

organizations. No member of the

Board of
Directors or of the Executive

Committee shall hold more than twenty

-five
such mandates.
4
Mandates shall mean mandates

in the supreme governing body of

a legal entity
which is required to be registered

in the commercial register

or a comparable
foreign register.

Mandates in different legal entities

that are under joint control
or same beneficial ownership are

deemed one mandate.

ARTICLES OF INCORPORATION 19
—
SECTION 7:
Annual Financial Statements,
Consolidated Financial
Statements and Profit Allocation
Fiscal Year,
Business Report
ARTICLE 39
1
The fiscal year shall close as of

December 31 of each year,

closing for the first
time on December 31, 1999.

2
For each fiscal year,

the Board of Directors

shall prepare a business report
including the annual financial statements

(consisting of the profit

and loss
statements, balance sheet,

cash flow statements and notes to the

financial
statements), the annual management

report and consolidated financial
statements.
Allocation of
Profit Shown on
the Balance
Sheet, Reserves
ARTICLE 40
1
The profit shown on the

balance sheet shall be allocated by the

General
Meeting of Shareholders within

the limits set by applicable law.

The Board of
Directors shall submit its proposals

to the General Meeting of

Shareholders.

2
Further reserves may be taken in addition to

the reserves required by law.
3
Dividends that have not

been collected within five years after their expiry date
shall pass to the Company

and be allocated to the general

reserves.

—
SECTION 8:
Announcements,
Communications
Announcements,
Communications
ARTICLE 41
1
The official publication organ

of the Company shall be the Swiss

Official Gazette
of Commerce.
2
To the

extent that personal notification is

not mandated by law, all
communications to the shareholders

shall be deemed valid if published

in the
Swiss Official Gazette of

Commerce. Written communications

by the Company
to its shareholders shall be sent

by ordinary mail to the last address of the
shareholder or authorized recipient

entered in the share register.

Contact:

ABB Ltd
P.O. Box
CH-8050 Zurich
Phone +41 43 317 71 11

www.abb.com

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